Exhibit 10.3
[CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH AS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF THREE ASTERISKS IN BRACKETS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]
Exploitation Agreement (the “Agreement”)
Entered into by:
INSERM-TRANSFERT S.A., a limited liability company headquartered at 7 rue Watt, 75013 Paris (“INSERM-TRANSFERT”), acting upon delegation of authority by the Institut National de la Santé Et de la Recherche Médicale (“INSERM”), headquartered at 101 rue de Tolbiac, 75654 Paris Cedex 13,
and
Mymetics Corporation, a Delaware corporation organized under the laws of the State of Delaware with its principal place of business located at 14, rue de la Colombière, CH 1260 Nyon, Switzerland (“Mymetics”),
each a “Party”, and collectively the “Parties”.
Preamble
The Parties have co-ownership rights on the patents derived from the:
•	PCT application filed on May 2, 2005, under the number IB 2005/001180 and the name “Complementary determining region 3 of anti-HIV antibodies and antibodies comprising thereof” (“Patent 1”),

•	PCT application filed on May 2, 2005, under the number IB 2005/001182 and the name “Antibody or fragment thereof having neutralizing activity against HIV” (“Patent 2”), and

•	PCT application filed on March 3, 2006, under the number IB 2006/000466 and the name “Virosome-like vesicles comprising gp41-derived antigens” (“Patent 3”),
      Collectively, the “Patents”.
Mymetics, which is active in the field of HIV vaccines and therapies, is interested in obtaining from INSERM license rights on the above-mentioned Patents.
INSERM-TRANSFERT is acting upon delegation from INSERM in order to commercialize the above-mentioned patent rights, not as assignee of these rights.
1. License rights
INSERM-TRANSFERT grants to Mymetics the following world-wide license rights on the Patents, in order to develop, promote, manufacture, have manufactured, sell and distribute products protected by such Patents:
a)	Non-exclusive license rights on Patents 1 and 2, with the right to sub-license;

b)	Exclusive license rights on Patent 3, with the right to sub-license.

2. Sub-licenses
Mymetics may grant sub-licenses to its subsidiaries and, under certain reasonable conditions, to third parties.
3. Development — commercialization
Mymetics commits to establish, and comply with, a specific schedule for the commercial development of this project and to inform the other Party of its progress; INSERM-TRANSFERT may terminate the Agreement if Mymetics does not make reasonable efforts to comply with the above-mentioned schedule or should Mymetics interrupt its development, exploitation or sales efforts during specific periods of time.
Mymetics to commits to comply with all applicable laws and regulations while carrying out this project.
Mymetics will bear all the costs for the required registrations and sale authorizations.
Mymetics will periodically inform INSERM-TRANSFERT of the progress of the project and will send to INSERM-TRANSFERT an annual written report in this regard.
4. Consideration
As consideration for the above-mentioned license rights, Mymetics will pay to INSERM-TRANSFERT the following milestone payments and royalties:
•	Milestone payments

Mymetics will make the following milestone payments to INSERM-TRANSFERT, when products based on Patent 3 reach the following development stages, provided these stages are reached as a direct result of development efforts by Mymetics or its subsidiaries:

•	End of pre-clinical studies / GMP production	€ [***]+taxes
•	End of phase I	€ [***]+taxes
•	End of phase II	€ [***]+taxes
•	End of phase III	€ [***]+taxes
•	Upon first commercialization	€ [***]+taxes
•	Royalties

Mymetics will pay to INSERM-TRANSFERT the following royalties on the net sales of all products commercialized and invoiced by Mymetics or its subsidiaries in all markets except those classified as “Pays à faible Revenu National Brut par habitant” (i.e. “low income per habitant countries”), as defined by the World Bank:

Patent 1

USA, Canada, European Union, Norway, Island, Switzerland and Liechtenstein:
•	[***]% if the net sales on this territory are below € [***],

•	[***]% if the net sales on this territory are between € [***] and € [***],

•	[***]% if the net sales on this territory are above € [***].
Other countries: [***]% of the net sales.

Patent 2

USA, Canada, European Union, Norway, Island, Switzerland and Liechtenstein:
•	[***]% if the net sales on this territory are below € [***],

•	[***]% if the net sales on this territory are between € [***] and € [***],

•	[***]% if the net sales on this territory are above € [***] .
Other countries: [***]% of the net sales.

Patent 3

USA, Canada, European Union, Norway, Island, Switzerland and Liechtenstein:
•	[***]% if the net sales on this territory are below € [***],

•	[***]% if the net sales on this territory are between € [***] and € [***],

•	[***]% if the net sales on this territory are above € [***]
Other countries: [***]% of the net sales.

Minimum yearly royalties, starting on January 1 following the first commercialization, are € 100,000.00 + taxes.

If one product requires using several of the Patents, the following rates shall apply:

Patents	1+2	1+3	2+3	1+2+3
Sales below €[***]	0.5	1	1	1.5
Sales between €[***] and €[***]	1	2	2	2.5
Sales above €[***]	2	3	3	4
Mymetics will pay no royalties for “low income per habitant countries”, since no economic benefit should be received in such markets.

If Mymetics grants licenses to the technology to third parties, Mymetics will pay to INSERM-TRANSFERT (1) the following percentage on all royalties and other monetary consideration received by Mymetics and its subsidiaries in relation to such licenses: [***]% if the technology is licensed prior to the end of the pre-clinical studies, [***]% if the technology is licensed prior to the commercialization, or (2) the regular royalties percentage on the net sales as defined above, whichever is the higher amount.

The royalties will be due, on a market by market basis, starting with the first commercialization and for as long as Patent protection will exist for this market, or during 10 years, should such protection not be available in the corresponding country.
All payments will be made on the basis of accounting documents subject to approbation and verification of INSERM-TRANSFERT.

5. Intellectual property
Management of the Patents is regulated by separate co-ownership agreement.
6. Warranties — Indemnification
INSERM-TRANSFERT represents and warrants to Mymetics the material existence of the know-how underlying the Patents and that it is entitled to grant the license rights as provided for in this Agreement. INSERM-TRANSFERT makes no other representation or warranty whatsoever and Mymetics assumes all risks linked with this Agreement under its own responsibility.
8. Termination
Both Parties may terminate the Agreement in case of default which is not remedied within 30 days from the written notification thereof. INSERM-TRANSFERT may also terminate the Agreement in case of bankruptcy of Mymetics (or analogous proceedings).
9.1 Assignment
The Agreement is not assignable, provided, however, that Mymetics may assign its rights and obligations under the Agreement in the event of the sale of Mymetics’ assets or its merger with, or acquisition by, a third party, provided that INSERM-TRANSFERT agrees to such sale or acquisition, which approval by INSERM-TRANFERT may not be unreasonably withhold. In case of assignment, the assignee will be bounds by all the obligations of Mymetics under the Agreement.
10. Duration
This Agreement is valid from the signature of the Agreement by the last Party and terminates upon the later of the following two events: (1) expiration or invalidation of the last of the Patents or (2) expiration of a 10 year period from the first commercialization from a product within a covered territory.
11. Applicable law — litigation
The Agreement is governed by French law.
In case of dispute which cannot be amicably settled within three months, the Parties may submit their dispute to courts located in Paris, France.
Miscellaneous
Sections 7 and 9 contain various customary provisions regarding Confidentiality (Section 7), Force Majeure (Sub-section 9.2), Independent parties (Sub-section 9.3), Entire Agreement, Amendments (Sub-section 9.4), Notifications (Sub-section 9.5), Public Declarations (Sub-section 9.6), Waivers (Sub-section 9.7), Filing of Agreement (Sub-section 9.8)